CALIFORNIA ASSOCIATION OF REALTORS®

RESIDENTIAL LEASE OR MONTH-TO-MONTH RENTAL AGREEMENT

(C.A.R. Form LR, Revised 6/18)

(ABS) Predated - 08/03/20 Filled & Wire → 07/31/2020

Date ~~06/16/2020~~ 8/3/2020, Real Estate 26, LLC ("Landlord") and West of Hudson Group, LLC ("Tenant") agree as follows ("Agreement"):

1. **PROPERTY:**
   A. Landlord rents to Tenant and Tenant rents from Landlord, the real property and improvements described as: [redacted] Beverly Hills, CA 90210-1214 ("Premises").
   B. The Premises are for the sole use as a personal residence by the following named person(s) **only:** Amir Ben-Yohanan, his family and friend
   C. The following personal property, maintained pursuant to paragraph 11, is included: Fully Furnished Lease including all furnishings shown in listing photos. or ☐ (If checked) the personal property on the attached addendum is included.
   D. The Premises may be subject to a local rent control ordinance
2. **TERM:** The term begins on (date) August ~~1~~ 3rd, 2020, ("Commencement Date"). If Tenant has not paid all amounts then due; (i) Tenant has no right to possession or keys to the premises and; (ii) this Agreement is voidable at the option of Landlord, 2 calendar days after giving Tenant a Notice to Pay (C.A.R. Form PPN). Notice may be delivered to Tenant (i) in person; (ii) by mail to Tenant's last known address; or (iii) by email, if provided in Tenant's application or previously used by Tenant to communicate with Landlord or agent for Owner. If Landlord elects to void the lease, Landlord shall refund to Tenant all rent and security deposit paid.
   (Check A or B):
   ☐ A. **Month-to-Month:** This Agreement continues from the commencement date as a month-to-month tenancy. Tenant may terminate the tenancy by giving written notice at least 30 days prior to the intended termination date. Tenant shall be responsible for paying rent through the termination date even if moving out early. Landlord may terminate the tenancy by giving written notice as provided by law. Such notices may be given on any date.
   ☒ B. **Lease:** This Agreement shall terminate on (date) July 31, 2021 at 5 ☐ AM/ ☒ PM. Tenant shall vacate the Premises upon termination of the Agreement, unless: **(i)** Landlord and Tenant have extended this Agreement in writing or signed a new agreement; **(ii)** mandated by local rent control law; or **(iii)** Landlord accepts Rent from Tenant (other than past due Rent), in which case a month-to-month tenancy shall be created which either party may terminate as specified in paragraph 2A. Rent shall be at a rate agreed to by Landlord and Tenant, or as allowed by law. All other terms and conditions of this Agreement shall remain in full force and effect.
3. **RENT:** "Rent" shall mean all monetary obligations of Tenant to Landlord under the terms of the Agreement, except security deposit.
   A. Tenant agrees to pay $50,000.00 per month for the term of the Agreement.
   B. Rent is payable in advance on the **1st (or ☐ ______) day** of each calendar month, and is delinquent on the next day.
   C. If Commencement Date falls on any day other than the day Rent is payable under paragraph 3B, and Tenant has paid one full month's Rent in advance of Commencement Date, Rent for the second calendar month shall be prorated and Tenant shall pay 1/30th of the monthly rent per day for each day remaining in the prorated second month.
   D. PAYMENT: **(1)** Rent shall be paid by ☐ personal check, ☐ money order, ☐ cashier's check, made payable to ______, ☒ wire/electronic transfer, or ☐ other ______
   (2) Rent shall be delivered to (name) ______ (whose phone number is) ______ at (address) ______, (or at any other location subsequently specified by Landlord in writing to Tenant) (and ☐ if checked, rent may be paid personally, between the hours of ______ and ______ on the following days ______).
   (3) If any payment is returned for non-sufficient funds ("NSF") or because tenant stops payment, then, after that: (i) Landlord may, in writing, require Tenant to pay Rent in cash for three months and (ii) all future Rent shall be paid by ☐ money order, or ☐ cashier's check.
   E. Rent payments received by Landlord shall be applied to the earliest amount(s) due or past due.
4. **SECURITY DEPOSIT:**
   A. Tenant agrees to pay $50,000.00 as a security deposit. Security deposit will be ☒ transferred to and held by the Owner of the Premises, or ☐ held in Owner's Broker's trust account.
   B. All or any portion of the security deposit may be used, as reasonably necessary, to: **(i)** cure Tenant's default in payment of Rent (which includes Late Charges, NSF fees or other sums due); **(ii)** repair damage, excluding ordinary wear and tear, caused by Tenant or by a guest, invitee or licensee of Tenant; **(iii)** clean Premises, if necessary, upon termination of the tenancy; and **(iv)** replace or return personal property or appurtenances. **SECURITY DEPOSIT SHALL NOT BE USED BY TENANT IN LIEU OF PAYMENT OF LAST MONTH'S RENT.** If all or any portion of the security deposit is used during the tenancy, Tenant agrees to reinstate the total security deposit within five days after written notice is delivered to Tenant. Within 21 days after Tenant vacates the Premises, Landlord shall: **(1)** furnish Tenant an itemized statement indicating the amount of any security deposit received and the basis for its disposition and supporting documentation as required by California Civil Code § 1950.5(g); and **(2)** return any remaining portion of the security deposit to Tenant.
   C. **Security deposit will not be returned until all Tenants have vacated the Premises and all keys returned. Any security deposit returned by check shall be made out to all Tenants named on this Agreement, or as subsequently modified.**
   D. No interest will be paid on security deposit unless required by local law.
   E. If the security deposit is held by Owner, Tenant agrees not to hold Broker responsible for its return. If the security deposit is held in Owner's Broker's trust account, **and** Broker's authority is terminated before expiration of this Agreement, **and** security deposit is released to someone other than Tenant, **then** Broker shall notify Tenant, in writing, where and to whom security deposit has been released. Once Tenant has been provided such notice, Tenant agrees not to hold Broker responsible for the security deposit.

Tenant's Initials (AB) (______) Landlord's Initials (______) (______)

Premises: [redacted] Beverly Hills, CA 90210-1214 Date: ~~06/15/2020~~ 8/3/2020

5. **MOVE-IN COSTS RECEIVED/DUE:** Move-in funds shall be paid by ☐ personal check, ☐ money order, or ☐ cashier's check, ☐ wire/ electronic transfer.

Category 8/B/2020	Total Due	Payment Received	Balance Due	Date Due	Payable To
Rent from ~~08/01/2020~~ to 08/0?/2020 (date)	$50,000.00		$50,000.00	08/01/2020	Real Estate 26, LLC
*Security Deposit	$50,000.00		$50,000.00	06/15/2020	Real Estate 26, LLC
Other 9/3 - 10/3	$50,000		$50,000	8/3/2020	Real Estate 26
Other					
Total	~~$100,000.00~~ → $150,000		$150,000.00 ~~$100,000.00~~		

*The maximum amount of security deposit, however designated, cannot exceed two months' Rent for an unfurnished premises, or three months' Rent for a furnished premises.

6. **LATE CHARGE; RETURNED CHECKS:**

A. Tenant acknowledges either late payment of Rent or issuance of a returned check may cause Landlord to incur costs and expenses, the exact amounts of which are extremely difficult and impractical to determine. These costs may include, but are not limited to, processing, enforcement and accounting expenses, and late charges imposed on Landlord. If any installment of Rent due from Tenant is not received by Landlord within **5 (or ☐ ________) calendar days** after the date due, or if a check is returned, Tenant shall pay to Landlord, respectively, an additional sum of $____________ or ________% of the Rent due as a Late Charge and $25.00 as a NSF fee for the first returned check and $35.00 as a NSF fee for each additional returned check, either or both of which shall be deemed additional Rent.

B. Landlord and Tenant agree that these charges represent a fair and reasonable estimate of the costs Landlord may incur by reason of Tenant's late or NSF payment. Any Late Charge or NSF fee due shall be paid with the current installment of Rent. Landlord's acceptance of any Late Charge or NSF fee shall not constitute a waiver as to any default of Tenant. Landlord's right to collect a Late Charge or NSF fee shall neither be deemed an extension of the date Rent is due under paragraph 3 nor prevent Landlord from exercising any other rights and remedies under this Agreement and as provided by law.

7. **PARKING: (Check A or B)**

☒ A. Parking is permitted as follows: *No Restrictions*

The right to parking ☒ is ☐ is not included in the Rent charged pursuant to paragraph 3. If not included in the Rent, the parking rental fee shall be an additional $____________ per month. Parking space(s) are to be used only for parking properly registered and operable motor vehicles, except for trailers, boats, campers, buses or trucks (other than pick-up trucks). Tenant shall park in assigned space(s) only. Parking space(s) are to be kept clean. Vehicles leaking oil, gas or other motor vehicle fluids shall not be parked on the Premises. Mechanical work, or storage of inoperable vehicles, or storage of any kind is not permitted in parking space(s) or elsewhere on the Premises except as specified in paragraph 8.

OR ☐ B. Parking is not permitted on the real property of which the Premises is a part.

8. **STORAGE: (Check A or B)**

☒ A. Storage is permitted as follows: *within the premises*

The right to separate storage space ☒ is, ☐ is not, included in the Rent charged pursuant to paragraph 3. If not included in the Rent, storage space fee shall be an additional $____________ per month. Tenant shall store only personal property Tenant owns, and shall not store property claimed by another or in which another has any right, title or interest. Tenant shall not store any improperly packaged food or perishable goods, flammable materials, explosives, hazardous waste or other inherently dangerous material, or illegal substances.

OR ☐ B. Except for Tenant's personal property, contained entirely within the Premises, storage is not permitted on the Premises.

9. **UTILITIES:** Tenant agrees to pay for all utilities and services, and the following charges: *Tenant to put utilities in his name* except ____________, which shall be paid for by Landlord. If any utilities are not separately metered, Tenant shall pay Tenant's proportional share, as reasonably determined and directed by Landlord. If utilities are separately metered, Tenant shall place utilities in Tenant's name as of the Commencement Date. Landlord is only responsible for installing and maintaining one usable telephone jack and one telephone line to the Premises. Tenant shall pay any cost for conversion from existing utilities service provider.

☐ A. **Water Submeters:** Water use on the Premises is measured by a submeter and Tenant will be separately billed for water usage based on the submeter. See attached Water Submeter Addendum (C.A.R. Form WSM) for additional terms.

☐ B. **Gas Meter:** The Premises does not have a separate gas meter.

☐ C. **Electric Meter:** The Premises does not have a separate electrical meter.

10. **CONDITION OF PREMISES:** Tenant has examined Premises and, if any, all furniture, furnishings, appliances, landscaping and fixtures, including smoke alarm(s) and carbon monoxide detector(s).

(Check all that apply:)

☐ A. Tenant acknowledges these items are clean and in operable condition, with the following exceptions: ____________

☐ B. Tenant's acknowledgment of the condition of these items is contained in an attached statement of condition (C.A.R. Form MIMO).

☒ C. (i) Landlord will Deliver to Tenant a statement of condition (C.A.R. Form MIMO) ☐ within **3 days** after execution of this Agreement; ☐ prior to the Commencement Date; ☐ within **3 days** after the Commencement Date.
(ii) Tenant shall complete and return the MIMO to Landlord within **3 (or ☐ ____) days** after Delivery. Tenant's failure to return the MIMO within that time shall conclusively be deemed Tenant's Acknowledgement of the condition as stated in the MIMO.

Tenant's Initials (AB) (______) Landlord's Initials (______) (______)

☐ D. Tenant will provide Landlord a list of items that are damaged or not in operable condition within 3 (or ☐ ____) days after Commencement Date, not as a contingency of this Agreement but rather as an acknowledgement of the condition of the Premises.

☐ E. Other: ____

11. MAINTENANCE USE AND REPORTING:

A. Tenant shall properly use, operate and safeguard Premises, including if applicable, any landscaping, furniture, furnishings and appliances, and all mechanical, electrical, gas and plumbing fixtures, carbon monoxide detector(s) and smoke alarms, and keep them and the Premises clean, sanitary and well ventilated. Tenant shall be responsible for checking and maintaining all carbon monoxide detectors and any additional phone lines beyond the one line and jack that Landlord shall provide and maintain. Tenant shall replace any burned out or malfunctioning light bulbs. Tenant shall immediately notify Landlord, in writing, of any problem, malfunction or damage with any item including carbon monoxide detector(s) and smoke alarms on the property. Tenant shall be charged for all repairs or replacements caused by Tenant, pets, guests or licensees of Tenant, excluding ordinary wear and tear. Tenant shall be charged for all damage to Premises as a result of failure to report a problem in a timely manner. Tenant shall be charged for repair of drain blockages or stoppages, unless caused by defective plumbing parts or tree roots invading sewer lines.

B. ☐ Landlord ☒ Tenant shall water the garden, landscaping, trees and shrubs, except: ____

C. ☐ Landlord ☒ Tenant shall maintain the garden, landscaping, trees and shrubs, except: ____

D. ☐ Landlord ☒ Tenant shall maintain *the pool*

E. Landlord and Tenant agree that State or local water use restrictions shall supersede any obligation of Landlord or Tenant to water or maintain any garden, landscaping, trees or shrubs pursuant to 11B, 11C, and 11D.

F. Tenant's failure to maintain any item for which Tenant is responsible shall give Landlord the right to hire someone to perform such maintenance and charge Tenant to cover the cost of such maintenance.

G. The following items of personal property are included in the Premises without warranty and Landlord will not maintain, repair or replace them: ____

H. Tenant understands that if Premises is located in a Common Interest Development, Landlord may not have authority or control over certain parts of the Premises such as roof, electrical, gas or plumbing features inside certain walls, and common areas such as shared parking structure or garage.

I. Tenant shall not use the premises to plant, grow, cultivate or sell marijuana.

12. NEIGHBORHOOD CONDITIONS: Tenant is advised to satisfy himself or herself as to neighborhood or area conditions, including, but not limited to, schools, proximity and adequacy of law enforcement, crime statistics, proximity of registered felons or offenders, fire protection, other governmental services, availability, adequacy and cost of any wired, wireless internet connections or other telecommunications or other technology services and installations, proximity to commercial, industrial or agricultural activities, existing and proposed transportation, construction and development that may affect noise, view, or traffic, airport noise, noise or odor from any source, wild and domestic animals, other nuisances, hazards, or circumstances, cemeteries, facilities and condition of common areas, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences of Tenant.

13. PETS: Unless otherwise provided in California Civil Code §54.2, or other law, no animal or pet shall be kept on or about the Premises without Landlord's prior written consent, ☐ except as agreed to in the attached Pet Addendum (C.A.R. Form PET).

14. SMOKING:

A. (i) Tenant is responsible for all damage caused by smoking including, but not limited to stains, burns, odors and removal of debris; (ii) Tenant acknowledges that in order to remove odor caused by smoking, Landlord may need to replace carpet and drapes and paint the entire premises regardless of when these items were last cleaned, replaced or repainted. Such actions and other necessary steps will impact the return of any security deposit.

B. The Premises or common areas may be subject to a local non-smoking ordinance.

C. NO SMOKING of any substance is allowed on the Premises or common areas. If smoking does occur on the Premises or common areas, (i) Tenant is in material breach of this Agreement; (ii) Tenant, guests, and all others may be required to leave the Premises. ☐ Smoking of the following substances only is allowed: ____

15. RULES/REGULATIONS:

A. Tenant agrees to comply with all Landlord rules and regulations that are at any time posted on the Premises or delivered to Tenant. Tenant shall not, and shall ensure that guests, invitees, and licensees of Tenant shall not, disturb, annoy, endanger or interfere with other tenants of the building or neighbors, or use the Premises for any unlawful purposes, under federal, state, or local law including, but not limited to, using, manufacturing, selling, storing or transporting illicit drugs or other contraband, or violate any law or ordinance, or commit a waste or nuisance on or about the Premises.

B. **(If applicable, check one)**

☐ 1. Landlord shall provide Tenant with a copy of the rules and regulations within ____ days or ____

OR ☒ 2. Tenant has been provided with, and acknowledges receipt of, a copy of the rules and regulations.

Tenant's Initials (AB) (____) Landlord's Initials (____) (____)

16. ☐ (If checked) **CONDOMINIUM; PLANNED UNIT DEVELOPMENT:**

A. The Premises are a unit in a condominium, planned unit development, common interest subdivision or other development governed by a homeowners' association ("HOA"). The name of the HOA is ______________________. Tenant agrees to comply with all HOA covenants, conditions and restrictions, bylaws, rules and regulations and decisions ("HOA Rules"). Tenant shall reimburse Landlord for any fines or charges imposed by HOA or other authorities, due to any violation by Tenant, or the guests or licensees of Tenant or Landlord shall have the right to deduct such amounts from the security deposit.

B. If applicable, Tenant is required to pay a fee to the HOA to gain access to certain areas within the development such as but not necessarily including or limited to the front gate, pool, and recreational facilities. If not specified in paragraph 5, Tenant is solely responsible for payment and satisfying any HOA requirements prior to or upon or after the Commencement Date.

C. (Check one)

☐ **1.** Landlord shall provide Tenant with a copy of the HOA Rules within ______________________ days or ______________________.

OR ☐ **2.** Tenant has been provided with, and acknowledges receipt of, a copy of the HOA Rules.

17. ALTERATIONS; REPAIRS: Unless otherwise specified by law or paragraph 25C, without Landlord's prior written consent, **(i)** Tenant shall not make any repairs, alterations or improvements in or about the Premises including: painting, wallpapering, adding or changing locks, installing antenna or satellite dish(es), placing signs, displays or exhibits, or using screws, fastening devices, large nails or adhesive materials; **(ii)** Landlord shall not be responsible for the costs of alterations or repairs made by Tenant; **(iii)** Tenant shall not deduct from Rent the costs of any repairs, alterations or improvements; and **(iv)** any deduction made by Tenant shall be considered unpaid Rent.

18. KEYS; LOCKS:

A. Tenant acknowledges receipt of (or Tenant will receive ☐ prior to the Commencement Date, or ☐ ______________________):

☒ 2 key(s) to Premises, ☒ 2 remote control device(s) for garage door/gate opener(s),
☐ ____ key(s) to mailbox, ☐ ______________________,
☐ ____ key(s) to common area(s), ☐ ______________________.

B. Tenant acknowledges that locks to the Premises ☐ have, ☐ have not, been re-keyed.

C. If Tenant re-keys existing locks or opening devices, Tenant shall immediately deliver copies of all keys to Landlord. Tenant shall pay all costs and charges related to loss of any keys or opening devices. Tenant may not remove locks, even if installed by Tenant.

19. ENTRY:

A. Tenant shall make Premises available to Landlord or Landlord's representative for the purpose of entering to make necessary or agreed repairs (including, but not limited to, installing, repairing, testing, and maintaining smoke detectors and carbon monoxide devices, and bracing, anchoring or strapping water heaters, or repairing dilapidation relating to the presence of mold); providing decorations, alterations, or improvements, or supplying necessary or agreed services; or to show Premises to prospective or actual purchasers, tenants, mortgagees, lenders, appraisers, contractors and others (collectively "Interested Persons"). Tenant agrees that Landlord, Broker and Interested Persons may take photos of the Premises.

B. Landlord and Tenant agree that 24-hour written notice shall be reasonable and sufficient notice, except as follows: (1) 48-hour written notice is required to conduct an inspection of the Premises prior to the Tenant moving out, unless the Tenant waives the right to such notice. (2) If Landlord has in writing informed Tenant that the Premises are for sale and that Tenant will be notified orally to show the premises (C.A.R. Form NSE), then, for the next 120 days following the delivery of the NSE, notice may be given orally to show the Premises to actual or prospective purchasers. (3) No written notice is required if Landlord and Tenant orally agree to an entry for agreed services or repairs if the date and time of entry are within one week of the oral agreement. (4) No notice is required: **(i)** to enter in case of an emergency; **(ii)** if the Tenant is present and consents at the time of entry; or **(iii)** if the Tenant has abandoned or surrendered the Premises.

C. ☐ (If checked) Tenant authorizes the use of a keysafe/lockbox to allow entry into the Premises and agrees to sign a keysafe/lockbox addendum (C.A.R. Form KLA).

20. PHOTOGRAPHS AND INTERNET ADVERTISING:

A. In order to effectively market the Premises for sale or rental it is often necessary to provide photographs, virtual tours and other media to Interested Persons. Tenant agrees that Broker may photograph or otherwise electronically capture images of the exterior and interior of the Premises ("Images") for static and/or virtual tours of the Premises by Interested Persons for use on Broker's website, the MLS, and other marketing materials and sites. Tenant acknowledges that once Images are placed on the Internet neither Broker nor Landlord has control over who can view such Images and what use viewers may make of the Images, or how long such Images may remain available on the Internet.

B. Tenant acknowledges that prospective Interested Persons coming onto the Premises may take photographs, videos or other images of the Premises. Tenant understands that Broker does not have the ability to control or block the taking and use of Images by any such persons. Once Images are taken and/or put into electronic display on the Internet or otherwise, neither Broker nor Landlord has control over who views such Images nor what use viewers may make of the Images.

21. SIGNS: Tenant authorizes Landlord to place FOR SALE/LEASE signs on the Premises.

22. ASSIGNMENT; SUBLETTING: A. Tenant shall not sublet all or any part of Premises, or parking or storage spaces, or assign or transfer this Agreement or any interest in it, without Landlord's prior written consent. Unless such consent is obtained, any assignment, transfer or subletting of Premises or this Agreement or tenancy, by voluntary act of Tenant, operation of law or otherwise, shall, at the option of Landlord, terminate this Agreement. Any proposed assignee, transferee or sublessee shall submit to Landlord an application and credit information for Landlord's approval and, if approved, sign a separate written agreement with Landlord and Tenant. Landlord's consent to any one assignment, transfer or sublease, shall not be construed as consent to any subsequent assignment, transfer or sublease and does not release Tenant of Tenant's obligations under this Agreement. **B.** This prohibition also applies (☐ does not apply) to short term, vacation, and transient rentals such as, but not limited to, those arranged through AirBnB, VRBO, HomeAway or other short term rental services. **C.** Any violation of this prohibition is a non-curable, material breach of this Agreement.

Tenant's Initials ([illegible]) (______) Landlord's Initials (______) (______)

23. **JOINT AND INDIVIDUAL OBLIGATIONS:** If there is more than one Tenant, each one shall be individually and completely responsible for the performance of all obligations of Tenant under this Agreement, jointly with every other Tenant, and individually, whether or not in possession.

24. **POSSESSION:**

A. (1) Tenant is not in possession of the Premises. If Landlord is unable to deliver possession of Premises on Commencement Date, such Date shall be extended to the date on which possession is made available to Tenant. If Landlord is unable to deliver possession within 5 (or ☐ ______________) **calendar days** after agreed Commencement Date, Tenant may terminate this Agreement by giving written notice to Landlord, and shall be refunded all Rent and security deposit paid.

or (2) Possession is deemed terminated when Tenant has returned all keys to the Premises to Landlord.

B. ☐ Tenant is already in possession of the Premises.

25. **TENANT'S OBLIGATIONS UPON VACATING PREMISES:**

A. Upon termination of this Agreement, Tenant shall: **(i)** give Landlord all copies of all keys and any opening devices to Premises, including any common areas; **(ii)** vacate and surrender Premises to Landlord, empty of all persons; and personal property belonging to Tenant **(iii)** vacate any/all parking and/or storage space; **(iv)** clean and deliver Premises, as specified in paragraph C below, to Landlord in the same condition as referenced in paragraph 10; **(v)** remove all debris; **(vi)** give written notice to Landlord of Tenant's forwarding address; and **(vii)** ____.

B. All alterations/improvements made by or caused to be made by Tenant, with or without Landlord's consent, become the property of Landlord upon termination. Landlord may charge Tenant for restoration of the Premises to the condition it was in prior to any alterations/improvements.

C. Right to Pre-Move-Out Inspection and Repairs: (i) After giving or receiving notice of termination of a tenancy (C.A.R. Form NTT), or before the expiration of this Agreement, Tenant has the right to request that an inspection of the Premises take place prior to termination of the lease or rental (C.A.R. Form NRI). If Tenant requests such an inspection, Tenant shall be given an opportunity to remedy identified deficiencies prior to termination, consistent with the terms of this Agreement. **(ii)** Any repairs or alterations made to the Premises as a result of this inspection (collectively, "Repairs") shall be made at Tenant's expense. Repairs may be performed by Tenant or through others, who have adequate insurance and licenses and are approved by Landlord. The work shall comply with applicable law, including governmental permit, inspection and approval requirements. Repairs shall be performed in a good, skillful manner with materials of quality and appearance comparable to existing materials. It is understood that exact restoration of appearance or cosmetic items following all Repairs may not be possible. **(iii)** Tenant shall: **(a)** obtain receipts for Repairs performed by others; **(b)** prepare a written statement indicating the Repairs performed by Tenant and the date of such Repairs; and **(c)** provide copies of receipts and statements to Landlord prior to termination. Paragraph 25C does not apply when the tenancy is terminated pursuant to California Code of Civil Procedure § 1161(2), (3), or (4).

26. **BREACH OF CONTRACT; EARLY TERMINATION:** In addition to any obligations established by paragraph 25, in the event of termination by Tenant prior to completion of the original term of the Agreement, Tenant shall also be responsible for lost Rent, rental commissions, advertising expenses and painting costs necessary to ready Premises for re-rental. Landlord may withhold any such amounts from Tenant's security deposit.

27. **TEMPORARY RELOCATION:** Subject to local law, Tenant agrees, upon demand of Landlord, to temporarily vacate Premises for a reasonable period, to allow for fumigation (or other methods) to control wood destroying pests or organisms, or other repairs to Premises. Tenant agrees to comply with all instructions and requirements necessary to prepare Premises to accommodate pest control, fumigation or other work, including bagging or storage of food and medicine, and removal of perishables and valuables. Tenant shall only be entitled to a credit of Rent equal to the per diem Rent for the period of time Tenant is required to vacate Premises.

28. **DAMAGE TO PREMISES:** If, by no fault of Tenant, Premises are totally or partially damaged or destroyed by fire, earthquake, accident or other casualty that render Premises totally or partially uninhabitable, either Landlord or Tenant may terminate this Agreement by giving the other written notice. Rent shall be abated as of the date Premises become totally or partially uninhabitable. The abated amount shall be the current monthly Rent prorated on a 30-day period. If the Agreement is not terminated, Landlord shall promptly repair the damage, and Rent shall be reduced based on the extent to which the damage interferes with Tenant's reasonable use of Premises. If damage occurs as a result of an act of Tenant or Tenant's guests, only Landlord shall have the right of termination, and no reduction in Rent shall be made.

29. **INSURANCE: A.** Tenant's, guest's, invitees or licensee's personal property and vehicles are not insured by Landlord, manager or, if applicable, HOA, against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. **Tenant is advised to carry Tenant's own insurance (renter's insurance) to protect Tenant from any such loss or damage. B.** Tenant shall comply with any requirement imposed on Tenant by Landlord's insurer to avoid: **(i)** an increase in Landlord's insurance premium (or Tenant shall pay for the increase in premium); or **(ii)** loss of insurance. **C.** ☐ Tenant shall obtain liability insurance, in an amount not less than $__________________, naming Landlord and, if applicable, Property Manager as additional insured for injury or damage to, or upon, the Premises during the term of this agreement or any extension. Tenant shall provide Landlord a copy of the insurance policy before commencement of this Agreement, and a rider prior to any renewal.

30. **WATERBEDS/PORTABLE WASHERS:** Tenant shall not use or have waterbeds on the Premises unless: **(i)** Tenant obtains a valid waterbed insurance policy; **(ii)** Tenant increases the security deposit in an amount equal to one-half of one month's Rent; and **(iii)** the bed conforms to the floor load capacity of Premises. Tenant shall not use on the Premises ☐ Portable Dishwasher ☐ Portable Washing Machine.

31. **WAIVER:** The waiver of any breach shall not be construed as a continuing waiver of the same or any subsequent breach.

Tenant's Initials (AB) (______) Landlord's Initials (______) (______)

32. **NOTICE:** Notices may be served at the following address, or at any other location subsequently designated:

Landlord: *Real Estate 26, LLC*
1100 West Avenue
Miami Beach, FL 33139

Tenant: *West of Hudson Group, LLC*
[redacted]
Beverly Hills, CA 90210

33. **TENANT ESTOPPEL CERTIFICATE:** Tenant shall execute and return a tenant estoppel certificate delivered to Tenant by Landlord or Landlord's agent within **3 days** after its receipt (C.A.R. Form TEC). Failure to comply with this requirement shall be deemed Tenant's acknowledgment that the tenant estoppel certificate is true and correct, and may be relied upon by a lender or purchaser.

34. **REPRESENTATION**

A. TENANT REPRESENTATION; OBLIGATIONS REGARDING OCCUPANTS; CREDIT: Tenant warrants that all statements in Tenant's rental application are accurate. Landlord requires all occupants 18 years of age or older and all emancipated minors to complete a lease rental application. Tenant acknowledges this requirement and agrees to notify Landlord when any occupant of the Premises reaches the age of 18 or becomes an emancipated minor. Tenant authorizes Landlord and Broker(s) to obtain Tenant's credit report periodically during the tenancy in connection with the modification or enforcement of this Agreement. Landlord may cancel this Agreement: (i) before occupancy begins; upon disapproval of the credit report(s), or upon discovering that information in Tenant's application is false; (ii) After commencement date, upon disapproval of an updated credit report or upon discovering that information in Tenant's application is no longer true. A negative credit report reflecting on Tenant's record may be submitted to a credit reporting agency if Tenant fails to fulfill the terms of payment and other obligations under this Agreement.

B. LANDLORD REPRESENTATIONS: Landlord warrants that, unless otherwise specified in writing, Landlord is unaware of (i) any recorded Notices of Default affecting the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding affecting the Premises.

35. **MEDIATION:**

A. Consistent with paragraphs B and C below, Landlord and Tenant agree to mediate any dispute or claim arising between them out of this Agreement, or any resulting transaction, before resorting to court action. Mediation fees, if any, shall be divided equally among the parties involved. If, for any dispute or claim to which this paragraph applies, any party commences an action without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action.

B. The following matters are excluded from mediation: (i) an unlawful detainer action; (ii) the filing or enforcement of a mechanic's lien; and (iii) any matter within the jurisdiction of a probate, small claims or bankruptcy court. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the mediation provision.

C. Landlord and Tenant agree to mediate disputes or claims involving Listing Agent, Leasing Agent or property manager ("Broker"), provided Broker shall have agreed to such mediation prior to, or within a reasonable time after, the dispute or claim is presented to such Broker. Any election by Broker to participate in mediation shall not result in Broker being deemed a party to this Agreement.

36. **ATTORNEY FEES:** In any action or proceeding arising out of this Agreement, the prevailing party between Landlord and Tenant shall be entitled to reasonable attorney fees and costs, collectively not to exceed $1,000 (or $__________), except as provided in paragraph 35A.

37. **C.A.R. FORM:** C.A.R. Form means the specific form referenced or another comparable form agreed to by the parties.

38. **STATUTORY DISCLOSURES:**

A. [x] **LEAD-BASED PAINT (If checked):** Premises were constructed prior to 1978. In accordance with federal law, Landlord gives and Tenant acknowledges receipt of the disclosures on the attached form (C.A.R. Form FLD) and a federally approved lead pamphlet.

B. **PERIODIC PEST CONTROL (CHECK IF EITHER APPLIES):**

1. [ ] Landlord has entered into a contract for periodic pest control treatment of the Premises and shall give Tenant a copy of the notice originally given to Landlord by the pest control company.
2. [ ] Premises is a house. Tenant is responsible for periodic pest control treatment.

C. [ ] **METHAMPHETAMINE CONTAMINATION:** Prior to signing this Agreement, Landlord has given Tenant a notice that a health official has issued an order prohibiting occupancy of the property because of methamphetamine contamination. A copy of the notice and order are attached.

D. **BED BUGS:** Landlord has no knowledge of any infestation in the Premises by bed bugs. See attached Bed Bug Disclosure (C.A.R. Form BBD) for further information. Tenant shall report suspected bed bug infestation to Landlord or, if applicable, property manager and cooperate with any inspection for and treatment of bed bugs. Landlord will notify tenants of any units infested by bed bugs.

E. **MEGAN'S LAW DATABASE DISCLOSURE:** Notice: Pursuant to Section 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at www.meganslaw.ca.gov. Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides. (Neither Landlord nor Brokers, if any, are required to check this website. If Tenant wants further information, Tenant should obtain information directly from this website.)

F. [ ] **RESIDENTIAL ENVIRONMENTAL HAZARDS BOOKLET:** Tenant acknowledges receipt of the residential environmental hazards booklet.

G. [ ] **MILITARY ORDNANCE DISCLOSURE:** (If applicable and known to Landlord) Premises are located within one mile of an area once used for military training, and may contain potentially explosive munitions.

H. **FLOOD HAZARD DISCLOSURE:** Flooding has the potential to cause significant damage to personal property owned by Tenant. See attached Tenant Flood Hazard Disclosure (C.A.R. Form TFHD) for additional information.

Tenant's Initials (AB) (______) Landlord's Initials (______) (______)

39. TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES: Time is of the essence. All understandings between the parties are incorporated in this Agreement. Its terms are intended by the parties as a final, complete and exclusive expression of their Agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions will nevertheless be given full force and effect. Neither this Agreement nor any provision in it may be extended, amended, modified, altered or changed except in writing. This Agreement is subject to California landlord-tenant law and shall incorporate all changes required by amendment or successors to such law. This Agreement and any supplement, addendum or modification, including any copy, may be signed in two or more counterparts, all of which shall constitute one and the same writing.

40. AGENCY:

A. **CONFIRMATION:** The following agency relationship(s) are hereby confirmed for this transaction:
Listing Agent: (Print firm name) *N/A*
is the agent of (check one): ☐ the Landlord exclusively; or ☐ both the Landlord and Tenant.
Leasing Agent: (Print firm name) *N/A*
(if not same as Listing Agent) is the agent of (check one): ☐ the Tenant exclusively; or ☐ the Landlord exclusively; or ☐ both the Tenant and Landlord.

B. **DISCLOSURE:** ☐ (If checked): The term of this Agreement exceeds one year. A disclosure regarding real estate agency relationships (C.A.R. Form AD) has been provided to Landlord and Tenant, who each acknowledge its receipt.

41. ☐ **TENANT COMPENSATION TO BROKER:** Upon execution of this Agreement, Tenant agrees to pay compensation to Broker as specified in a separate written agreement between Tenant and Broker.

42. NOTICE OF RIGHT TO RECEIVE FOREIGN LANGUAGE TRANSLATION OF LEASE/RENTAL AGREEMENTS: California Civil Code requires a landlord or property manager to provide a tenant with a foreign language translation copy of a lease or rental agreement if the agreement was negotiated primarily in Spanish, Chinese, Korean, Tagalog or Vietnamese. If applicable, every term of the lease/rental needs to be translated except for, among others, names, dollar amounts and dates written as numerals, and words with no generally accepted non-English translation.

43. OWNER COMPENSATION TO BROKER: Upon execution of this Agreement, Owner agrees to pay compensation to Broker as specified in a separate written agreement between Owner and Broker (C.A.R. Form LL or LCA).

44. RECEIPT: If specified in paragraph 5, Landlord or Broker, acknowledges receipt of move-in funds.

45. OTHER TERMS AND CONDITIONS; If checked, the following ATTACHED documents are incorporated in this Agreement:
☐ Keysafe/Lockbox Addendum (C.A.R. Form KLA); ☒ Lead-Based Paint and Lead-Based Paint Hazards Disclosure (C.A.R. Form FLD);
☐ Lease/Rental Mold and Ventilation Addendum (C.A.R. Form LRM); ☐ Landlord in Default Addendum (C.A.R. Form LID)
☒ Bed Bug Disclosure (C.A.R. Form BBD); ☒ Tenant Flood Hazard Disclosure (C.A.R. Form TFHD)
Other: *Early termination of this lease will result in the liquidated damages payment of two (2) month's rent, i.e. $100,000.00*

46. REPRESENTATIVE CAPACITY: If one or more Parties is signing this Agreement in a representative capacity and not for him/herself as an individual then that Party shall so indicate in paragraph 49 or 50 and attach a Representative Capacity Signature Disclosure (C.A.R. Form RCSD). Wherever the signature or initials of the representative identified in the RCSD appear on this Agreement or any related documents, it shall be deemed to be in a representative capacity for the entity described and not in an individual capacity, unless otherwise indicated. The Party acting in a representative capacity (i) represents that the entity for which that party is acting already exists and (ii) shall Deliver to the other Party and Escrow Holder, within 3 Days After Acceptance, evidence of authority to act in that capacity (such as but not limited to: applicable portion of the trust or Certification Of Trust (Probate Code §18100.5), letters testamentary, court order, power of attorney, corporate resolution, or formation documents of the business entity).

Landlord and Tenant acknowledge and agree Brokers: **(a)** do not guarantee the condition of the Premises; **(b)** cannot verify representations made by others; **(c)** cannot provide legal or tax advice; **(d)** will not provide other advice or information that exceeds the knowledge, education or experience required to obtain a real estate license. Furthermore, if Brokers are not also acting as Landlord in this Agreement, Brokers: **(e)** do not decide what rental rate a Tenant should pay or Landlord should accept; and **(f)** do not decide upon the length or other terms of this Agreement. Landlord and Tenant agree that they will seek legal, tax, insurance and other desired assistance from appropriate professionals.

47. ☐ **INTERPRETER/TRANSLATOR:** The terms of this Agreement have been interpreted for Tenant into the following language: ______________________. Landlord and Tenant acknowledge receipt of the attached interpreter/translator agreement (C.A.R. Form ITA).

48. The Premises is being managed by Owner, (or, if checked).
☐ Listing firm in box below ☐ Leasing firm in box below ☐ Property Management firm immediately below

Real Estate Broker (Property Manager) ______________________ DRE Lic # __________

By (Agent) ______________________ DRE Lic # __________

Address ______________________ Telephone # __________

Tenant's Initials ([initials]) (______) Landlord's Initials (______) (______)

49. Tenant agrees to rent the Premises on the above terms and conditions.

☐ One or more Tenants is signing this Agreement in a representative capacity and not for him/herself as an individual. See attached Representative Capacity Signature Disclosure (For Tenant Representative) (C.A.R. Form RCSD-T) for additional terms.

Tenant [signature] Date 08/03/2020
Print Name *West of Hudson Group, LLC*
Address ____ City ____ State ____ Zip ____
Telephone ____ Fax ____ E-mail ____

Tenant ____ Date ____
Print Name ____
Address ____ City ____ State ____ Zip ____
Telephone ____ Fax ____ E-mail ____

☐ Additional Signature Addendum attached (C.A.R. Form ASA)

☐ **GUARANTEE:** In consideration of the execution of this Agreement by and between Landlord and Tenant and for valuable consideration, receipt of which is hereby acknowledged, the undersigned ("Guarantor") does hereby: (i) guarantee unconditionally to Landlord and Landlord's agents, successors and assigns, the prompt payment of Rent or other sums that become due pursuant to this Agreement, including any and all court costs and attorney fees included in enforcing the Agreement; (ii) consent to any changes, modifications or alterations of any term in this Agreement agreed to by Landlord and Tenant; and (iii) waive any right to require Landlord and/or Landlord's agents to proceed against Tenant for any default occurring under this Agreement before seeking to enforce this Guarantee.

Guarantor (Print Name) *Amir Ben-Yohanan*
Guarantor [signature] Date ____
Address [redacted] City Beverly Hills State CA Zip 90210
Telephone ____ Fax ____ E-mail ____

50. Landlord (owner or ☐ agent for owner) agrees to rent the Premises on the above terms and conditions.

☐ One or more Landlords is signing this Agreement in a representative capacity and not for him/herself as an individual. See attached Representative Capacity Signature Disclosure (For Landlord Representative) (C.A.R. Form RCSD-LL) for additional terms.

Landlord ____ Date ____ Landlord ____ Date ____
Real Estate 26, LLC
Address ____
Telephone ____ Fax ____ E-mail ____

REAL ESTATE BROKERS:

A. Real estate brokers who are not also Landlord under this Agreement are not parties to the Agreement between Landlord and Tenant.

B. Agency relationships are confirmed in paragraph 40.

C. **COOPERATING BROKER COMPENSATION:** Listing Broker agrees to pay Cooperating Broker (Leasing Firm) and Cooperating Broker agrees to accept: (i) the amount specified in the MLS, provided Cooperating Broker is a Participant of the MLS in which the Property is offered for sale or lease or a reciprocal MLS; or (ii) ☐ (if checked) the amount specified in a separate written agreement between Listing Broker and Cooperating Broker.

Real Estate Broker (Leasing Firm) *N/A* DRE Lic. # ____
By (Agent) ____ *n* DRE Lic. # ____ Date ____
Address ____ City ____ State *CA* Zip ____
Telephone ____ Fax ____ E-mail ____

Real Estate Broker (Listing Firm) *N/A* DRE Lic. # ____
By (Agent) ____ DRE Lic. # ____ Date ____
Address ____ City ____ State ____ Zip ____
Telephone ____ Fax ____ E-mail ____

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

BED BUG DISCLOSURE

(C.A.R. Form BBD, Revised 12/18)
(California Civil Code §1954.603)

The following terms and conditions are hereby incorporated in and made a part of the: Residential Lease or Month-to-Month Rental Agreement, ("Agreement"), dated 08/03/2020, on property known as [redacted] Beverly Hills, CA 90210-1214
in which West of Hudson Group, LLC is referred to as ("Tenant")
and Real Estate 26, LLC is referred to as ("Landlord").

INFORMATION ABOUT BED BUGS:

1. Bed Bug Appearance: Bed bugs have six legs. Adult bed bugs have flat bodies about 1/4 of an inch in length. Their color can vary from red and brown to copper colored. Young bed bugs are very small. Their bodies are about 1/16 of an inch in length. They have almost no color. When a bed bug feeds, its body swells, may lengthen, and becomes bright red, sometimes making it appear to be a different insect. Bed bugs do not fly. They can either crawl or be carried from place to place on objects, people, or animals. Bed bugs can be hard to find and identify because they are tiny and try to stay hidden.
2. Life Cycle and Reproduction: An average bed bug lives for about 10 months. Female bed bugs lay one to five eggs per day. Bed bugs grow to full adulthood in about 21 days.
3. Bed bugs can survive for months without feeding.
4. Bed Bug Bites: Because bed bugs usually feed at night, most people are bitten in their sleep and do not realize they were bitten. A person's reaction to insect bites is an immune response and so varies from person to person. Sometimes the red welts caused by the bites will not be noticed until many days after a person was bitten, if at all.
5. Common signs and symptoms of a possible bed bug infestation:
   - Small red to reddish brown fecal spots on mattresses, box springs, bed frames, mattresses, linens, upholstery, or walls.
   - Molted bed bug skins, white, sticky eggs, or empty eggshells.
   - Very heavily infested areas may have a characteristically sweet odor.
   - Red, itchy bite marks, especially on the legs, arms, and other body parts exposed while sleeping. However, some people do not show bed bug lesions on their bodies even though bed bugs may have fed on them.
6. For more information, see the Internet Web sites of the United States Environmental Protection Agency and the National Pest Management Association.
7. **Tenant shall report suspected infestations by bed bugs to the Landlord or Property Manager** at the mailing, or email address or phone number provided in the Agreement and cooperate with any inspection for and treatment of bed bugs.
8. Landlord will notify tenants of any units inspected by a pest control operator of the findings by such an operator within 2 business days of the receipt of the findings. All Tenants will be notified of confirmed infestations within common areas.

Tenant agrees to release, indemnify, hold harmless and forever discharge Landlord and Landlord's employees, agents, successors and assigns from any and all claims, liabilities or causes of action of any kind that Tenant, members of Tenant's household or Tenant's guests or invitees may have at any time against Landlord or Landlord's agents resulting from the presence of bedbugs due to Tenant's failure to comply with this Bed Bug Disclosure.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 08/03/2020 Date ______

Tenant [signature] Landlord ______
West of Hudson Group, LLC Real Estate 26, LLC

Tenant ______ Landlord ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

TENANT FLOOD HAZARD DISCLOSURE

(C.A.R. Form TFHD, Revised 12/18)

The following terms and conditions are hereby incorporated in and made a part of the Residential Lease or Month-to-Month Rental Agreement, ("Agreement"), ☐ Residential Lease After Sale, ☐ Other ____________, dated 08/03/2020 on property known as [redacted] Beverly Hills, CA 90210-1214 in which West of Hudson Group, LLC is referred to as ("Tenant") and Real Estate 26, LLC is referred to as ("Landlord").

INFORMATION ABOUT FLOOD HAZARDS: Tenant is informed of the following:

1. **The Property is not located in a special flood hazard area or an area of potential flooding.**

OR

☐ The Property is located in a special flood hazard area or an area of potential flooding. Property is deemed to be in a special flood hazard area or area of potentially flooding if any of the following scenarios apply:

- **A.** The owner has actual knowledge of that fact.
- **B.** The owner has received written notice from any public agency stating that the Property is located in a special flood hazard area or an area of potential flooding.
- **C.** The Property is located in an area in which the owner's mortgage holder requires the owner to carry flood insurance.
- **D.** The owner currently carries flood insurance.

2. The tenant may obtain information about hazards, including flood hazards, that may affect the Property from the Internet Web site of the Office of Emergency Services, My Hazards Tool (http://myhazards.caloes.ca.gov).
3. The owner's insurance does not cover the loss of the tenant's personal possessions and it is recommended that the tenant consider purchasing renter's insurance and flood insurance to insure his or her possessions from loss due to fire, flood, or other risk of loss.
4. The owner is not required to provide additional information concerning the flood hazards to the Property and that the information provided pursuant to this section (California Government Code section 8589.45) is deemed to inform the tenant.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 08/03/2020	Date ____________
Tenant [signature] West of Hudson Group, LLC	Landlord ____________ Real Estate 26, LLC
Tenant ____________	Landlord ____________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020